UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

Golub Capital Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01555	92-2030260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 25th Floor New York, New York	10166
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 750-6060

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosures.

July 2023 Distributions

On July 31, 2023, Golub Capital Private Credit Fund (the “Fund”) declared distributions for its Class I common shares of beneficial interest (the “Class I Shares”) in the amount per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
July 2023 Class I Shares Distribution	$0.2100	$0.0000	$0.2100

The July distribution for Class I Shares are payable to shareholders of record as of the open of business on July 31, 2023 and will be paid on or around August 29, 2023.

These distributions will be paid in cash or reinvested in Class I Shares of the Fund for shareholders participating in the Fund’s distribution reinvestment plan.

August, September and October 2023 Distributions

On August 3, 2023, the Fund declared distributions for its Class I Shares in the amount per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
August 2023 Class I Shares Distribution	$0.2100	$0.0000	$0.2100
September 2023 Class I Shares Distribution	$0.2100	$0.0000	$0.2100
October 2023 Class I Shares Distribution	$0.2100	$0.0000	$0.2100

The August distribution for Class I Shares are payable to shareholders of record as of the open of business on August 31, 2023 and will be paid on or around September 29, 2023.

The September distribution for Class I Shares are payable to shareholders of record as of the open of business on September 30, 2023 and will be paid on or around October 30, 2023.

The October distribution for Class I Shares are payable to shareholders of record as of the open of business on October 31, 2023 and will be paid on or around November 29, 2023.

These distributions will be paid in cash or reinvested in Class I Shares of the Fund for shareholders participating in the Fund’s distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE CREDIT FUND

Date: August 4, 2023	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer and Treasurer